UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008 (May 20, 2008)

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building,
87 Wing Lok Street,
Sheung Wan

Hong Kong, People’s Republic of China

(Address of principal executive offices)

(+852) 2543-8223
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2008, Wo Hing Li (“Mr. Li”), Chairman, CEO and President of China Precision Steel, Inc. (the “Company”), entered into an Amended and Restated Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of May 20, 2008, with certain purchasers party to such agreement (the “Purchasers”), whereby Mr. Li agreed to sell 3,524,810 shares of his stock of the Company to the Purchasers at $3.75 per share and 1,000,000 shares of his stock of the Company to the Purchasers at $6.70 per share. The Stock Purchase Agreement amended and restated that certain Stock Purchase Agreement dated March 13, 2008, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 14, 2008. In connection with the Stock Purchase Agreement, Mr. Li and certain Purchasers also entered into (1) an Amended and Restated Escrow Agreement, dated as of May 20, 2008, which amended that certain Escrow Agreement dated as of March 13, 2008, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 14, 2008 and (2) an Amended and Restated Registration Rights Agreement, dated as of May 20, 2008, which amended and restated that certain Registration Rights Agreement dated March 13, 2008, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 14, 2008.

The Stock Purchase Agreement, Escrow Agreement and the Registration Rights Agreement are attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively. All descriptions of the agreements herein are qualified by reference to the provisions of such exhibits.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Number	Description

10.1	Amended and Restated Stock Purchase Agreement, dated as of May 20, 2008, by and between Mr. Li and the Purchasers.
10.2	Amended and Restated Escrow Agreement, dated as of May 20, 2008, by and among Mr. Li, certain Purchasers and Tri-State Title & Escrow, LLC.
10.3	Amended and Restated Registration Rights Agreement, dated as of May 20, 2008, by and between Mr. Li and the Purchasers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PRECISION STEEL, INC.

	By:	/s/ Wo Hing Li
Wo Hing Li
Chairman, Chief Executive Officer and President

Dated: May 22, 2008

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EXHIBIT INDEX

Number	Description

10.1	Amended and Restated Stock Purchase Agreement, dated as of May 20, 2008, by and between Mr. Li and the Purchasers.
10.2	Amended and Restated Escrow Agreement, dated as of May 20, 2008, by and among Mr. Li, certain Purchasers and Tri-State Title & Escrow, LLC.
10.3	Amended and Restated Registration Rights Agreement, dated as of May 20, 2008, by and between Mr. Li and the Purchasers.